                                                                    EXHIBIT 10.4


THESE SECURITIES AND THE SECURITIES ISSUABLE UPON THEIR EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY SUCH TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

                               VIDEO CITY, INC.
                         COMMON STOCK PURCHASE WARRANT

     1.  Issuance.  For value received, the receipt of which is hereby
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acknowledged, International Video Distributors, LLC (the "Holder") is hereby granted the right, subject to the terms and conditions of this Warrant, to purchase at any time commencing June 11, 1999 and continuing until 5:00 P.M., Pacific Daylight Time, on June 10, 2004, FIFTY THOUSAND (50,000) fully paid and nonassessable shares of Common Stock, $0.01 par value per share (the "Common Stock"), of VIDEO CITY, INC. (the "Company"), at an exercise price of $2.00 per share (the "Exercise Price"), subject to adjustment as set forth in Section 6 hereof.

     2.  Exercise of Warrants.  This Warrant is exercisable in whole or in part
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(but not less than 1,000 shares of Common Stock covered by this Warrant) at the Exercise Price per share of Common Stock payable hereunder, payable in cash or by check. Upon surrender of this Warrant with the annexed Notice of Exercise of Warrant form duly executed, together with payment of the Exercise Price for the shares of Common Stock purchased, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased no later than two business days after receipt of notice of exercise.

     3.  Reservation of Shares.  The Company hereby agrees that at all times
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during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance upon exercise of this Warrant (the "Warrant Shares").

     4.  Mutilation or Loss of Warrant.  Upon receipt by the Company of evidence
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satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

     5.  Rights of the Holder.  The Holder shall not, by virtue hereof, be
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entitled to any rights of a stockholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein. Nothing contained herein shall confer upon the Holder any right to consult for, or be employed with, the Company or any of its affiliates.

                                       1.

     6.  Certain Adjustments.
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         6.1  Adjustments for Stock Dividends, Stock Splits, Subdivisions etc.
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If the Company shall (i) declare a dividend or make a distribution in shares of Common Stock, (ii) effect a stock split or subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, (iii) combine or reclassify the outstanding shares of Common Stock into a smaller number of shares, or (iv) effect a capital reorganization or reclassification of the outstanding shares of Common Stock, the Exercise Price and the number of shares purchasable pursuant to this Warrant shall be appropriately adjusted proportionately so that the ratio of (i) the aggregate number of shares purchasable by exercise of this Warrant to (ii) the total number of shares outstanding immediately prior to such stock dividend, stock split, subdivision, combination, reorganization, reclassification or the like shall remain unchanged, and the aggregate purchase price of shares issuable pursuant to this Warrant shall remain unchanged. Successive adjustments shall be made whenever any event specified above shall occur.

         6.2  Termination for Consolidation, Merger, etc.  In case the
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Company (i) shall consolidate with or merge into any other person and shall not be the continuing or surviving corporation of such consolidation or merger, (ii) shall permit any other person to consolidate with or merge into the Company and the Company shall be the continuing or surviving person, but, in connection with such consolidation or merger, the Common Stock shall be changed into or exchanged for stock or other securities of any other person or cash or any other property, or (iii) shall transfer all or substantially all of its properties or its assets to any other person (each a "Corporate Transaction"); then, and in each such case, this Warrant shall, to the extent not exercised, terminate effective upon the consummation of such Corporate Transaction. The Company shall provide written notice of any Corporate Transaction to the Holder not less than 20 days prior to the effective date of such Corporate Transaction.

         6.3  Rounding of Calculations; Minimum Adjustment.  All calculations
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under this Section 6 shall be made to the nearest cent or to the nearest share, as the case may be. No adjustment shall be made if the amount of such adjustment would be less than $0.01, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or more.

     7.  Tax Withholding.  As a condition to exercise of this Warrant, the
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Company may require the Holder to pay over to the Company all applicable federal, state and local taxes which the Company is required to withhold with respect to the exercise of this Warrant.

     8.  Transfer to Comply with the Securities Act.  This Warrant has not been
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registered under the Securities Act of 1933, as amended, (the "Securities Act") and has

                                       2.

been issued to the Holder for investment and not with a view to the distribution of either the Warrant or the Warrant Shares. Neither this Warrant nor any of the Warrant Shares or any other security issued or upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Securities Act relating to such security or an opinion of counsel satisfactory to the Company that registration is not required under the Securities Act. Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section.

    9.   Notices. All notices, requests, demands and other communications which
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are required or may be given under this Warrant shall be in writing and shall be deemed to have been duly given when received if personally delivered; when transmitted if transmitted by telecopy, electronic or digital transmission method (with proof of transmission); the day after it is sent, if sent for next day delivery to a domestic address by recognized overnight delivery service (e.g., FED EX); and upon receipt, if sent by certified or registered mail,
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return receipt requested.

    10.  Supplements and Amendments; Whole Agreement.  This Warrant may be
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amended or supplemented only by an instrument in writing signed by the parties hereto. This Warrant contains the full understanding of the parties hereto with respect to the subject matter hereof, and there are no representations, warranties, agreements or understandings other than expressly contained herein.

    11.  Governing Law.  This Warrant shall be deemed to be a contract made
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under the laws of the State of California and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

    12.  Descriptive Headings.  Descriptive headings of the several Sections of
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this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

    13.  Multiple Counterparts.  This Warrant may be executed in one or more
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counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                                       3.

     IN WITNESS WHEREOF, the undersigned have executed this Warrant as of the 11th day of June 1999.

                                   VIDEO CITY, INC.



                                   By:  /s/ Timothy J. Denari
                                       -----------------------
                                       Timothy J. Denari
                                       Chief Financial Officer

                                   INTERNATIONAL VIDEO DISTRIBUTORS, LLC



                                   By:  /s/ Michael Koretsky
                                       -----------------------
                                       Michael Koretsky
                                       Chief Executive Officer

                                       4.

                         NOTICE OF EXERCISE OF WARRANT


     The undersigned hereby irrevocably elects to exercise the right, represented by the Warrant dated as of June 11, 1999 to purchase _______________ shares of the Common Stock, $0.01 par value per share, of VIDEO CITY, INC., and tenders herewith payment in accordance with Section 2 of said Common Stock Purchase Warrant.

     Please deliver the stock certificate to:



Dated:___________________________



By:______________________________



 CASH:  $________________________

                                       5.